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                                                                                                                      Exhibit (e)(4)
SERVICE REQUEST

PLATINUM INVESTOR(R)PLUS

AMERICAN GENERAL LIFE

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PLATINUM INVESTOR(R) PLUS -- FIXED OPTION                           MFS(R) Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account               . Division 340 - MFS(R) VIT Core Equity
PLATINUM INVESTOR(R) PLUS -- VARIABLE DIVISIONS                       . Division 338 - MFS(R) VIT Growth
 The Alger Portfolios                                                 . Division 341 - MFS(R) VIT New Discovery
   . Division 368 - Alger Capital Appreciation                        . Division 339 - MFS(R) VIT Research
   . Division 367 - Alger Mid Cap Growth                            Neuberger Berman Advisers Management Trust
American Century(R) Variable Portfolios, Inc.                         . Division 342 - AMT Mid Cap Growth
   . Division 318 - VP Value                                        Oppenheimer Variable Account Funds
Dreyfus Investment Portfolios                                         . Division 364 - Oppenheimer Capital Income
   . Division 329 - MidCap Stock                                      . Division 365 - Oppenheimer Global
Dreyfus Variable Investment Fund                                    PIMCO Variable Insurance Trust
   . Division 328 - Opportunistic Small Cap                           . Division 377 - PIMCO
   . Division 327 - Quality Bond                                                       CommodityRealReturn(R)Strategy
Fidelity Variable Insurance Products                                  . Division 344 - PIMCO Real Return
   . Division 333 - VIP Asset Manager                                 . Division 343 - PIMCO Short-Term
   . Division 332 - VIP Contrafund(R)                                 . Division 345 - PIMCO Total Return
   . Division 330 - VIP Equity-Income                               Pioneer Variable Contracts Trust
   . Division 373 - VIP Freedom 2020                                  . Division 370 - Pioneer Fund VCT
   . Division 374 - VIP Freedom 2025                                  . Division 376 - Pioneer Mid Cap Value VCT
   . Division 375 - VIP Freedom 2030                                  . Division 371 - Pioneer Select Mid Cap Growth VCT
   . Division 331 - VIP Growth                                      Putnam Variable Trust
   . Division 362 - VIP Mid Cap                                       . Division 346 - Putnam VT Diversified Income
Franklin Templeton Variable Insurance Products Trust                  . Division 347 - Putnam VT Growth and Income
   . Division 363 - VIP Franklin Small Cap Value Securities           . Division 348 - Putnam VT International Value
   . Division 357 - VIP Franklin U.S. Government                    SunAmerica Series Trust
   . Division 358 - VIP Mutual Shares Securities                      . Division 361 - ST Aggressive Growth
   . Division 359 - VIP Templeton Foreign Securities                  . Division 360 - ST Balanced
Goldman Sachs Variable Insurance Trust                              The Universal Institutional Funds, Inc.
   . Division 369 - Goldman Sachs Strategic Growth                    . Division 351 - Growth
Invesco Variable Insurance Funds                                    VALIC Company I
   . Division 372 - Invesco V.I. Core Equity                          . Division 319 - International Equities
   . Division 355 - Invesco V.I. Growth and Income                    . Division 320 - Mid Cap Index
   . Division 410 - Invesco V.I. High Yield                           . Division 321 - Money Market I
   . Division 316 - Invesco V.I. International Growth                 . Division 322 - Nasdaq-100(R) Index
Janus Aspen Series                                                    . Division 325 - Science & Technology
   . Division 336 - Enterprise                                        . Division 324 - Small Cap Index
   . Division 335 - Global Research                                   . Division 323 - Stock Index
   . Division 334 - Overseas                                        Vanguard Variable Insurance Fund
JPMorgan Insurance Trust                                              . Division 353 - VIF High Yield Bond
   . Division 927 - JPMorgan Mid Cap Value                            . Division 354 - VIF REIT Index
   . Division 337 - JPMorgan Small Cap Core

AGLC100182 Rev1204                                                                                                           Rev0413
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1.POLICY #: ___________________________ INSURED: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS        ADDRESS: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax I.D. No.__________________  Phone Number: (         ) __________ - ____________

                     Joint Owner (If applicable): __________________________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)






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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                          PREM %  DED %  INVESTMENT DIVISION                    PREM % DED %
    ALLOCATION       (301) AGL Declared Fixed Interest Account    _____  _____   MFS(R)Variable Insurance Trust
    PERCENTAGES      The Alger Portfolios                                        (340) MFS(R)VIT Core Equity*           _____  _____
Use this section to  (368) Alger Capital Appreciation             _____  _____   (338) MFS(R)VIT Growth*                _____  _____
indicate how         (367) Alger Mid Cap Growth                   _____  _____   (341) MFS(R)VIT New Discovery          _____  _____
premiums or monthly  American Century(R)Variable Portfolios, Inc.                (339) MFS(R)VIT Research               _____  _____
deductions are to be (318) VP Value                               _____  _____   Neuberger Berman Advisers
allocated. Total     Dreyfus Investment Portfolios                               Management Trust
allocation in each   (329) MidCap Stock*                          _____  _____   (342) AMT Mid Cap Growth               _____  _____
column must equal    Dreyfus Variable Investment Fund                            Oppenheimer Variable Account Funds
100%; whole numbers  (328) Opportunistic Small Cap*               _____  _____   (364) Oppenheimer Capital Income       _____  _____
only.                (327) Quality Bond*                          _____  _____   (365) Oppenheimer Global               _____  _____
* These investment   Fidelity Variable Insurance Products                        PIMCO Variable Insurance Trust
options are          (333) VIP Asset Manager                      _____  _____   (377) PIMCO
available only for   (332) VIP Contrafund (R)                     _____  _____         CommodityRealReturn (R) Strategy _____  _____
owners whose         (330) VIP Equity-Income                      _____  _____   (344) PIMCO RealReturn                 _____  _____
policies were        (373) VIP Freedom 2020                       _____  _____   (343) PIMCO short-Term                 _____  _____
effective            (374) VIP Freedom 2025                       _____  _____   (345) PIMCO Total Return               _____  _____
before 5/1/06.       (375) VIP Freedom 2030                       _____  _____   Pioneer Variable Contracts Trust
** These investment  (331) VIP Growth                             _____  _____   (370) Pioneer Fund VCT**               _____  _____
options are          (362) VIP Mid Cap                            _____  _____   (376) Pioneer Mid Cap Value VCT        _____  _____
available only for   Franklin Templeton Variable Insurance                       (371) Pioneer Select Mid Cap
owners who had       Products Trust                                                    Growth VCT**                     _____  _____
Accumulation Value   (363) VIP Franklin Small Cap                 _____  _____   Putnam Variable Trust
invested in such           Value Securities                                      (346) Putnam VT Diversified Income     _____  _____
fund or portfolio    (357) VIP Franklin U.S. Government           _____  _____   (347) Putnam VT Growth and Income*     _____  _____
on 12/10/04.         (358) VIP Mutual Shares Securities           _____  _____   (348) Putnam VT International Value    _____  _____
*** These investment (359) VIP Templeton Foreign Securities       _____  _____   SunAmerica Series Trust
options are not      Goldman Sachs variable Insurance Trust       _____  _____   (361) ST Aggressive Growth             _____  _____
available for any    (369) Goldman Sachs Strategic Growth***         NA  _____   (360) ST Balanced                      _____  _____
purpose except to    Invesco Variable Insurance Funds                            The Universal Institutional Funds, Inc.
transfer             (372) Invesco V.I. Core Equity*              _____  _____   (351) Growth*                          _____  _____
Accumulation Value   (355) Invesco V.I. Growth and Income         _____  _____   VALIC Company I
to other investment  (410) Invesco V.I. High Yield*               _____  _____   (319) International Equities           _____  _____
options.             (316) Invesco V.I. International Growth      _____  _____   (320) Mid Cap Index                    _____  _____
                     Janus Aspen Series                                          (321) Money Market I                   _____  _____
                     (336) Enterprise                             _____  _____   (322) Nasdaq-100 (R)Index              _____  _____
                     (335) Global Research*                       _____  _____   (325) Science & Technology             _____  _____
                     (334)Overseas                                _____  _____   (324) Small Cap Index                  _____  _____
                     JPMorgan Insurance Trust                                    (323) Stock Index                      _____  _____
                     (927) JPMorgan Mid Cap Value***                 NA  _____   Vanguard Variable Insurance Fund
                     (337) JPMorgan Small Cap Core                _____  _____   (353) VIF High Yield Bond              _____  _____
                                                                                 (354) VIF REIT Index                   _____  _____
                                                                                 Other:___________________              _____  _____
                                                                                                                         100%   100%

AGLC100182 Rev1204                                        Page 2 of 5                                                      Rev0413
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______ Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option:__________________________________
    BEGINNING        Transfer: $________________________($100 minimum, whole dollars only)
    ACCUMULATION     The Alger Portfolios                        MFS(R) Variable Insurance Trust
    VALUE)           (368) Alger Capital Appreciation            $___________  (340) MFS(R)VIT Core Equity*             $___________
An amount can be     (367) Alger Mid Cap Growth                  $___________  (338) MFS(R)VIT Growth*                  $___________
systematically       American Century(R) Variable Portfolios, Inc.             (341) MFS(R)VIT New Discovery            $___________
transferred from     (318) Value                                 $___________  (339) MFS(R)VIT Research                 $___________
any one investment   Dreyfus Investment Portfolios                             Neuberger Berman Advisers
option and directed  (329) MidCap Stock*                         $___________  Management Trust
to one or more of    Dreyfus Variable Investment Fund                          (342) AMT Mid Cap Growth                 $___________
the investment       (328) Opportunistic Small Cap*              $___________  Oppenheimer Variable Account Funds
options below. The   (327) Quality Bond*                         $___________  (364) Oppenheimer Capital Income         $___________
AGL Declared Fixed   Fidelity Variable Insurance Products                      (365) Oppenheimer Global                 $___________
Interest Account is  (333) VIP Asset Manager                     $___________  PIMCO Variable Insurance Trust
not available for    (332) VIP Contrafund(R)                     $___________  (377) PIMCO
DCA. Please refer to (330) VIP Equity-Income                     $___________        CommodityRealReturn(R)Strategy     $___________
the prospectus for   (373) VIP Freedom 2020                      $___________  (344) PIMCO Real Return                  $___________
more information on  (374) VIP Freedom 2025                      $___________  (343) PIMCO Short-Term                   $___________
the DCA option.      (375) VIP Freedom 2030                      $___________  (345) PIMCO Total Return                 $___________
NOTE: DCA is not     (331) VIP Growth                            $___________  Pioneer Variable Contracts Trust
available if the     (362) VIP Mid Cap                           $___________  (370) Pioneer Fund VCT**                 $___________
Automatic            Franklin Templeton Variable                               (376) Pioneer Mid Cap Value VCT          $___________
Rebalancing option   Insurance Products Trust                                  (371) Pioneer Select Mid Cap Growth VCT**$___________
has been             (363) VIP Franklin Small Cap Value                        Putnam Variable Trust
chosen.                    Securities                            $___________  (346) Putnam VT Diversified Income       $___________
* These investment   (357) VIP Franklin U.S. Government          $___________  (347) Putnam VT Growth and Income*       $___________
options are          (358) VIP Mutual Shares Securities          $___________  (348) Putnam VT International Value      $___________
available only for   (359) VIP Templeton Foreign Securities      $___________  SunAmerica Series Trust
owners whose         Invesco Variable Insurance Funds                          (361) ST Aggressive Growth               $___________
policies were        (372) Invesco V.I. Core Equity*             $___________  (360) ST Balanced                        $___________
effective            (355) Invesco V.I. Growth and Income        $___________  The Universal Institutional Funds, Inc.
before 5/1/06.       (410) Invesco V.I. High Yield*              $___________  (351) Growth*                            $___________
** These investment  (316) Invesco V.I. International Growth     $___________  VALIC Company I
options are          Janus Aspen Series                                        (319) International Equities             $___________
available only for   (336) Enterprise                            $___________  (320) Mid Cap Index                      $___________
owners who had       (335) Global Research*                      $___________  (321) Money Market I                     $___________
Accumulation Value   (334) Overseas                              $___________  (322) Nasdaq-100(R)Index                 $___________
invested in such     JPMorgan Insurance Trust                                  (325) Science & Technology               $___________
fund or  portfolio   (337) JPMorgan Small Cap Core               $___________  (324) Small Cap Index                    $___________
on 12/10/04.                                                                   (323) Stock Index                        $___________
                                                                               Vanguard Variable Insurance Fund
                                                                               (353) VIF High Yield Bond                $___________
                                                                               (354) VIF REIT Index                     $___________
                                                                               Other:____________________               $___________






                      ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC100182 Rev1204                                                  Page 3 of 5                                              Rev0413
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
See investment
option restrictions
in Box 3 above.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.
See investment
option restrictions
in Box 3 above.

AGLC100182Rev1204                                                          Page 4 of 5                                       Rev0413
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery       . Contract prospectuses and supplements
of documents.             . Investment option prospectuses and supplements
                          . Statements of additional information
                          . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 4880, Houston, Texas 77210-4880, Attn:
                     Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us  at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                          .>>Browser software, such as Microsoft Internet Explorer, or equivalent
                          .>>Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.
                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

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                     ---------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
Complete this        OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
section for ALL      THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
requests.            ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC100182Rev1204                                                   Page 5 of 5                                              Rev0413
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